CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2024
Corporate information and statement of IFRS compliance [abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Pembina's objective when managing capital is to ensure a strong financial position and a stable stream of dividends to shareholders that is sustainable over the long-term. Pembina manages its capital structure based on requirements arising from significant capital development activities, the risk characteristics of its underlying asset base and changes in economic conditions. Pembina manages its capital structure and short-term financing requirements using non-GAAP measures, including the ratios of debt to adjusted EBITDA, debt to total enterprise value, adjusted cash flow to debt, debt to equity, and rating agency metrics such as funds from operations to debt. The metrics are used to measure Pembina's financial leverage and measure the strength of Pembina's balance sheet. Pembina remains satisfied that the leverage currently employed in its capital structure is appropriate given the characteristics and operations of the underlying asset base.
Pembina maintains a conservative capital structure that allows it to finance its day-to-day cash requirements through its operations, without requiring external sources of capital. Pembina funds its operating commitments, short-term capital spending as well as its dividends to shareholders through this cash flow, while new borrowing and equity issuances are primarily reserved for the support of specific significant development activities. The capital structure of Pembina consists of shareholder's equity, comprised of common and preferred equity, and long-term debt. Long-term debt is comprised of bank credit facilities, unsecured notes, and subordinated hybrid notes.
Note 17 of these financial statements shows the change in share capital for the year ended December 31, 2024.